UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2005 (July 12, 2005)
Date of Report (Date of earliest event reported)

Mitcham Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342
(Address of principal executive offices) (Zip Code)

936-291-2277
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Agreement; Item 2.01 Completion of Acquisition or Disposition of Assets.

     On July 12, 2005, Mitcham Industries, Inc. (“Mitcham”) acquired all of the outstanding shares of SeaMap International Holdings Pte. Ltd. (“Seamap”) pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated effective as of July 1, 2005, between Mitcham and the SeaMap Shareholders (as defined in the Purchase Agreement). The aggregate purchase price was $3.5 million in cash and $3.0 million in promissory notes. In addition, Mitcham is obligated to pay the SeaMap Shareholders an additional earn-out amount of up to $2 million depending on the revenue performance of Seamap and its subsidiaries over a five-year period ending April 30, 2010. Seamap’s revenue performance will be measured annually. The cash consideration paid and to be paid in connection with the acquisition will be provided from Mitcham’s existing cash.

     Mitcham and the SeaMap Shareholders each made representations, warranties and covenants in the Agreement that are customary in transactions of this type. In addition, the SeaMap Shareholders agreed not to engage in competing businesses for three years from the closing date.

     The foregoing summary is qualified in its entirety by the Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited Consolidated Financial Statements of SeaMap International Holdings Pte. Ltd. as of December 31, 2004 and the related consolidated statements of income, common stockholders’ equity and comprehensive income, and cash flows*

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Consolidated Financial Statements of Mitcham Industries, Inc. for the year ended January 31, 2005*

(c)	Exhibits

10.1	Stock Purchase Agreement, effective as of July 1, 2005, between Mitcham Industries, Inc. and Mark Welker, Tomoko Welker, Chew Kok Lee Pinnington, Michael Pinnington, Timothy Pinnington and Phillip Bull.

99.1	Press release dated July 13, 2005.

*	To be filed by an amendment to this Current Report on Form 8-K within 71 calendar days from the date on which this Form 8‑K is required to be filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: July 15, 2005	By:	/s/ Billy F. Mitcham, Jr.
Billy F. Mitcham, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.            Description

     10.1 Stock Purchase Agreement, effective as of July 1, 2005, among Mitcham Industries, Inc. and Mark Welker, Tomoko Welker, Chew Kok Lee Pinnington, Michael Pinnington, Timothy Pinnington and Phillip Bull.

     99.1 Press release dated July 13, 2005